UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2018

ATLANTIC POWER CORPORATION

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34691	55-0886410
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3 Allied Drive, Suite 220 Dedham, MA	02026
(Address of principal executive offices)	(Zip Code)

(617) 977-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.  Other Events.

On February 2, 2018, Atlantic Power Corporation (the “Company”) closed the sale of an additional Cdn$15 million aggregate principal amount of its 6.00% Series E convertible unsecured subordinated debentures due 2025 (the “Debentures”), representing the full exercise of the underwriters’ over-allotment option and bringing the total aggregate principal amount of Debentures outstanding to Cdn$115 million.  The terms of the Debentures and the over-allotment option were described in a Current Report on Form 8-K filed by the Company on January 29, 2018.

The Company received net proceeds from the Debentures offering, after deducting the underwriting fee and expenses related to the Debentures offering, of approximately Cdn$109.1 million.  The Company previously announced it intended to use the net proceeds from the Debentures offering to fund the redemption of all of its 5.75% Series C convertible unsecured subordinated debentures (the “Series C Debentures”) (current outstanding balance of US$42.5 million) that mature on June 30, 2019 and have a par call date of June 30, 2017 and to use the remainder of the net proceeds to fund the partial redemption of its 6.00% Series D extendible convertible unsecured subordinated debentures (the “Series D Debentures”) (current outstanding balance of Cdn$81.0 million) that mature on December 31, 2019 and have a par call date of December 31, 2017.

On January 29, 2018, the Company issued an irrevocable notice of redemption for all US$42,532,000 aggregate principal amount of outstanding Series C Debentures.  Each US$1,000 principal amount of Series C Debentures will be redeemed on March 5, 2018 for US$1,010.2222 (par plus accrued and unpaid interest to but excluding the redemption date), less any withholding taxes required to be deducted. Holders of Series C Debentures have the right at any time prior to the close of business on March 2, 2018 to convert the whole or, in the case of a Series C Debenture of a denomination in excess of US$1,000, any part which is US$1,000 or an integral multiple thereof, of the principal amount of such Series C Debenture into common shares of the Company at the conversion price of US$17.25, as described in the trust indenture governing the terms of the Series C Debentures.

On February 2, 2018, the Company issued an irrevocable notice of redemption for Cdn$56,240,906 aggregate principal amount of outstanding Series D Debentures.  Each Cdn$1,000 principal amount of Series D Debentures subject to redemption will be redeemed on March 7, 2018 for Cdn$1,011 (par plus accrued and unpaid interest to but excluding the redemption date), less any withholding taxes required to be deducted. Holders of Series D Debentures have the right at any time prior to the close of business on March 6, 2018 to convert the whole or, in the case of a Series D Debenture of a denomination in excess of Cdn$1,000, any part which is Cdn$1,000 or an integral multiple thereof, of the principal amount of such Series D Debenture into common shares of the Company at the conversion price of Cdn$14.50, as described in the trust indenture governing the terms of the Series D Debentures.  The partial redemption of the Series D Debentures will take place in a manner agreed upon by the Company, the depositary and the debenture trustee, each as defined in the trust indenture governing the terms of the Series D Debentures.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may include “forward-looking statements” within the meaning of the U.S. federal securities laws and “forward-looking information”, as such term is used in Canadian securities laws (referred to as “forward-looking statements”). These forward-looking statements can generally be identified by the use of the words “outlook,” “objective,” “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “continue,” “believe,” “intend,” “anticipate,” “expect,” “target” or the negatives of these words and phrases or similar expressions that are predictions of or indicate future events or trends and which do not relate solely to present or historical matters. In particular, the Company’s intentions regarding the redemption of the Series C Debentures and Series D Debentures described above constitute forward-looking statements. Forward-looking statements reflect the Company’s current expectations regarding future events and speak only as of the date of this Current Report on Form 8-K. These forward-looking statements are based on a number of assumptions which may prove to be incorrect.  Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved. A number of factors could cause actual results to differ materially from the results discussed in the forward-looking statements, including, but not limited to, the factors discussed under “Risk Factors” in the filings the Company makes from time to time with the SEC and Canadian securities regulators and as set forth in the Canadian and U.S. prospectus supplements and accompanying prospectuses. The Company’s business is both competitive and subject to various risks. Although the forward-looking statements contained in this Current Report on Form 8-K are based upon what the Company believes to be reasonable assumptions, investors cannot be assured that actual results will be consistent with these forward-looking statements, and the differences may be material. Therefore, investors are urged not to place undue reliance on the Company’s forward-looking statements. These forward-looking statements are made as of the date of this Current Report on Form 8-K and, except as expressly required by applicable law, the Company assumes no obligation to update or revise them to reflect new events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Power Corporation

Dated: February 2, 2018	By:	/s/ Terrence Ronan
		Name:	Terrence Ronan
		Title:	Chief Financial Officer